                                                                 Exhibit (d)(ii)


                        AMENDMENT TO MANAGEMENT AGREEMENT

            This AMENDMENT TO MANAGEMENT AGREEMENT (the "Amendment") is made as of March 23, 2004, by and between Bridgeway Funds, Inc., a Maryland corporation ("Bridgeway Funds"), and Bridgeway Capital Management, Inc., a Texas corporation (the "Adviser").

            WHEREAS, Bridgeway Funds and the Adviser have entered into that certain Management Agreement (the "Management Agreement") pursuant to which the Adviser manages the investment and reinvestment of the assets of the investment portfolios of Bridgeway Funds (the "Portfolios").

            WHEREAS, the Management Agreement was approved by the shareholders of Bridgeway Funds and became effective on October 31, 2003.

            WHEREAS, the Securities and Exchange Commission has directed that Exhibit A to the Management Agreement be amended and revised to bring the methodology for the calculation of the performance based fee for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund (collectively, the "Affected Portfolios") into compliance with Rule 205-2 under the Investment Advisers Act of 1940.

            WHEREAS, Bridgeway Funds and the Adviser desire to amend Exhibit A to the Management Agreement as directed by the Securities and Exchange Commission, and to reflect certain understandings between them regarding payments of expenses.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

1) Amendment of Appendix A.

      a) Appendix A to the Management Agreement is hereby revised in its entirety to read as provided in Exhibit A attached to this Amendment.

      b) For each of the Affected Portfolios, Exhibit A has been revised to include Exhibit A-1, which describes the methodology for calculation of the performance based fee prior to the date of this Amendment, and Exhibit A-2, which describes the methodology for calculation of the performance based fee as required by Rule 205-2 under the Investment Advisers Act of 1940. The parties agree that until the earlier of shareholder approval of this Amendment or a determination by the Board of Directors of Bridgeway Funds that shareholder approval of this Amendment is not required, the Affected Portfolios shall pay an advisory fee under the Management Agreement in an amount equal to the lesser of the fee calculated under Exhibit A-1 and Exhibit A-2.

      c) Adviser Payment of Expenses. The Adviser may elect to pay certain expenses incurred by Bridgeway Funds.

      d) Effect of Amendment. Except as specifically modified in this Amendment, the terms, conditions and provisions of the Management Agreement shall remain unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

BRIDGEWAY FUNDS, INC.                                       BRIDGEWAY CAPITAL
                                                                MANAGEMENT, INC.

/s/ John Montgomery                                        /s/ John Montgomery
---------------------                                     ----------------------

                                                                     EXHIBIT A-1

Fund: Aggressive Investors 1 Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each year up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2003, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Aggressive Investors 1 Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

For purposes of calculating the Base Advisory Fee, the Fund's daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2002, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                       EXHIBIT A

Fund: Ultra-Small Company Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

However, during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                       EXHIBIT A

Fund: Ultra-Small Company Market Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.75% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                       EXHIBIT A

Fund: Blue Chip 35 Index Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.15% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-1

Fund: Micro-Cap Limited Fund (the "Fund")
Fund Inception Date: 06/30/1998

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

However, during the period that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets time 1.60%) and the Base Advisory Fee calculated according to the Management Agreement. For example, if the Fund is at the maximum performance adjustment of .70% and has average net assets of $35 million, the Base Advisory Fee would be $495,000 and the calculated performance adjustment of $245,000 ($35,000,000 * 0.70%) would be limited to $65,000 ($35,000,000 * 1.60% - $495,000).

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.90% (the Base Advisory
Fee) plus 0.18% (the Performance Adjustment Rate) equals 1.08% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Micro-Cap Limited Fund (the "Fund")
Fund Inception Date: 06/30/1998

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

However, during the quarter that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the most recent quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter. Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.18% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-1

Fund: Aggressive Investors 2 Fund (the "Fund")
Fund Inception Date: 10/31/2001

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

      As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each month up to $250,000,000;

(2)         0.875% of the next $250,000,000 of such assets; and

(3)         0.85% of such assets over $500,000,000.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.70% divided by 15.00% = 4.76%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Aggressive Investors 2 Fund (the "Fund")
Fund Inception Date: 10/31/2001

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the calendar quarter during each month up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the calendar quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.70% divided by 15.00% = 4.76%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2003, through December 31, 2003, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-1

Fund: Large-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate: 0.50% of the value of the Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.55%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.50% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.52% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Large-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses, (including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-1

Fund: Large-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate: 0.50% of the value of the Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Value Index (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.55%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.50% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.52% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Large-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. . To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period..

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation

                                                                     EXHIBIT A-1

Fund: Small-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate: 0.60% of the value of the Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Growth Index (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.65%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.60% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.62% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Small-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the most recent calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Growth Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. . To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.60% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period..

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Small-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate: 0.60% of the value of the Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Value Index (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.65%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.60% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.62% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                     EXHIBIT A-2

Fund: Small-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. . To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.60% (the Base Advisory Fee Rate) times the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the Fund's average daily net assets in the Performance Period..

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.